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                                                                       EXHIBIT 1
                                                                       ---------

                                   AGREEMENT

     Pursuant to Rule 13d-1(k)(1) under the Securities Exchange Act of 1934, the undersigned hereby agree that only one statement containing the information required by Schedule 13D need be filed with respect to the ownership by each of the undersigned of shares of stock of MedPlus, Inc.

     This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

     Executed this July 6, 1999


                                       /s/ Edward L. Cahill
                                       -----------------------------
                                       Edward L. Cahill

                                       /s/ David L. Warnock
                                       -----------------------------
                                       David L. Warnock

                                       CAHILL, WARNOCK STRATEGIC
                                       PARTNERS FUND, L.P.

                                       By:  Cahill, Warnock Strategic Partners,
                                            L.P., its Sole General Partner


                                       By:  /s/ Edward L. Cahill
                                          --------------------------
                                          Edward L. Cahill, General Partner


                                       By:  /s/ David L. Warnock
                                          --------------------------
                                          David L. Warnock, General Partner


                                       CAHILL, WARNOCK STRATEGIC
                                       PARTNERS, L.P.


                                       By:  /s/ Edward L. Cahill
                                          --------------------------
                                          Edward L. Cahill, General Partner


                                       By:  /s/ David L. Warnock
                                          --------------------------
                                          David L. Warnock, General Partner


                                       STRATEGIC ASSOCIATES, L.P.

                                       By:  Cahill, Warnock & Company, LLC, its
                                            sole General Partner


                                       By:  /s/ Edward L. Cahill
                                          --------------------------
                                          Edward L. Cahill, Member


                                       By:  /s/ David L. Warnock
                                          --------------------------
                                          David L. Warnock, Member


                                       CAHILL, WARNOCK & COMPANY, LLC


                                       By:  /s/ Edward L. Cahill
                                          --------------------------
                                          Edward L. Cahill, Member


                                       By:  /s/ David L. Warnock
                                          --------------------------
                                          David L. Warnock, Member